FPA Funds Trust

FPA Crescent Fund (FPACX)

Supplement dated May 30, 2019 to the

Prospectus dated April 30, 2019

This Supplement updates the returns for the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index contained in the Prospectus for the FPA Crescent Fund (the “Fund”), a series of FPA Funds Trust, dated April 30, 2019.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpa.com or calling us at (800) 638-3060.

Effective immediately, the section titled “Average Annual Total Returns” on page 9 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns (for the periods ended December 31, 2018)	One Year	Five Years	Ten Years
Before Taxes	-7.43%	3.31%	8.90%
After Taxes on Distributions(1)	-9.21%	1.96%	7.73%
After Taxes on Distributions and Sale of Fund Shares(1)	-3.09%	2.49%	7.13%
S&P 500 (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	13.12%
MSCI All Country World Index (ex-U.S.) (Net) (reflects no deductions for fees, expenses or taxes)	-9.42%	4.26%	9.46%
60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-2.35%	6.24%	9.42%
Consumer Price Index (reflects no deductions for fees, expenses or taxes)	1.92%	1.48%	1.80%

(1)         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

PLEASE RETAIN FOR FUTURE REFERENCE